UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2015

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 29, 2015, Leggett & Platt, Incorporated issued a press release announcing its financial results for the third quarter ended September 30, 2015. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

This information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference into any document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On October 30, 2015, the Company will hold an investor conference call to discuss its third quarter financial results, annual guidance and related matters.

The press release contains the Company’s “net debt to net capitalization ratio,” “(long-term debt + current maturities)/adjusted EBITDA ratio,” “adjusted EPS from Continuing Operations (diluted),” “adjusted EBIT,” “adjusted EBIT Margin” and “adjusted EBITDA.”

Company management believes the presentation of net debt to net capitalization provides investors a useful way to evaluate the Company’s debt leverage if the Company was to use its cash to pay down debt. The Company’s cash has fluctuated, sometimes significantly, from period to period. Management uses this ratio as supplemental information to track leverage trends across time periods with variable levels of cash. Because we may not be able to use our cash to reduce our debt on a dollar-for-dollar basis, the net debt to net capitalization ratio may have material limitations.

Company management believes the presentation of (long-term debt + current maturities)/adjusted EBITDA provides investors a useful way to assess the time it would take the Company to pay off all of its debt, ignoring various factors including interest and taxes. Management uses this ratio as supplemental information to assess its ability to pay off its incurred debt.

Company management believes the presentation of adjusted EPS from Continuing Operations (diluted), adjusted EBIT, adjusted EBIT Margin and adjusted EBITDA is useful to investors in that it aids investors’ awareness of underlying operational profitability. Management uses these non-GAAP measures as supplemental information to assess the Company’s operational performance.

The above non-GAAP measures may not be comparable to similarly titled measures used by other companies and should not be considered a substitute for, or more meaningful than, their GAAP counterparts.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 2.02, including Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 29, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: October 29, 2015	By:	/s/ JOHN G. MOORE
John G. Moore
Senior Vice President – Chief Legal & HR Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2015